Exhibit E

                            MASTER SERVICE AGREEMENT


THIS AGREEMENT, dated June 16, 1997, including addenda, is between PORTLAND GENERAL ELECTRIC COMPANY, an Oregon corporation ("PGE"), and its affiliates ("Master Service Agreement"). PGE's affiliates include ENRON Corp. ("ENE"), an Oregon Corporation, and the subsidiaries of Enron and PGE as listed in Addendum 1A, as may be amended periodically ("affiliate").

                                    RECITALS

A. PGE is a regulated electric utility operating within the state of Oregon. Its headquarter office is located in Portland, Oregon.

B. PGE is a subsidiary of ENE with operations as relevant to this agreement described in each of the attached addenda.

C.   ENE owns all of the issued and outstanding shares of common stock of PGE.

D. PGE employs certain expert personnel capable of performing needed management, analytical, professional, and administrative services in furtherance of its affiliates operations.

E. PGE's affiliates employ certain expert personnel capable of performing needed services in furtherance of PGE's operations.

F. PGE and its affiliates agree that in some cases it would be more economical for each to provide the other with management, administrative, and other professional services, rather than for each to obtain such services by employing additional staff or by retaining independent contractors or consultants.

G. PGE desires to make available to its affiliates such personnel and management, administrative, and other professional services as the board of directors or officers of those affiliates shall reasonably request in the future, without detriment to its utility functions.

H. PGE's affiliates desire to make available to PGE such personnel and management, administrative, and other professional services the board of directors or officers of PGE shall reasonably request in the future, without detriment to its corporate functions.

THEREFORE, the parties hereto agree as follows:



                     Master Service Agreement, June 16, 1997              Page 2

                                  PGE Services

1. Upon the request of the board of directors, officers, or managers of ENE, PGE will furnish to its affiliates the following administrative services as required, upon the terms and conditions set forth herein:

              Services                      Service Description

A. Office Support                  Word Processing, secretarial services,
                                   communications, mail services, printing, records management, facilities management, office space, conference room services, office supplies, furniture and equipment, computer services, library services for affiliates' employees located in the World
                                   Trade Center or other buildings.

B. Business Analysis               Tax, regulatory, accounting, budgeting, and
                                   financial reporting assistance. Also, tax planning, financial and strategic studies, internal auditing services, market intelligence, marketing and product development support, engineering.


C. Human Resources                 Administration of human resources and
                                   management of payroll.


D. Aircraft and Transport          Use of aircraft and transport, including use
                                   of Travel Services Department.


E. Investor Relations              Provide information for investors. Provide
                                   corporate communications.


F. Legal Services                  Legal services provided by PGE's Legal
                                   Department in support of legal proceedings and other activity.


                     Master Service Agreement, June 16, 1997              Page 3

G. Construction and Transmission   Transmission Engineering, Purchasing
   Services                        materials and supplies, hiring contractors.


H. Purchasing                      Purchasing goods and materials through PGE's
                                   Purchasing Department.


I. Consulting/Training Services    Providing PGE labor, materials and expertise
                                   for consulting/training.


J. Analytical Testing Services     Environmental and Chemical testing provided
                                   by Oregon Analytical Lab.


K. Transition Services             Employees who transfer from affiliates to PGE
                                   may, when requested, bill affiliates to
                                   complete projects.

L. Other Services                  Other services as defined and priced in the
                                   Addenda, signed by PGE and appropriate
                                   entity, and approved by the OPUC.


                     Master Service Agreement, June 16, 1997              Page 4

2.   Affiliate Services

     Upon the request of the board of directors, officers, or managers of PGE, ENE or its subsidiaries, will furnish to PGE services as required, upon the terms and conditions set forth herein and in the attached Addenda.

3.   Requests for Service

     All services provided will be based on a mutually agreeable work scope, specifying the scope of services, personnel, and budget for services. Changes in the scope of work will be agreed to by the parties.

4.   Basis of Charges

     If the service cost or benefit is intended for inclusion in PGE's retail revenue requirement, then

       a.   All billing by PGE to an affiliate will be at the higher of cost or market, unless otherwise specified and approved by the OPUC; and
       b.   All billings by an affiliate to PGE will be at the lower of cost or market, unless otherwise specified and approved by the OPUC.
       c.   All billings between PGE and an affiliate resulting from a "blind exchange transaction" will be at the amount of such transaction.



                     Master Service Agreement, June 16, 1997              Page 5

     For the purpose of this agreement, "cost" shall include:

       a. All out-of-pocket expenses of the provider of services incurred in connection with the services rendered including salaries and benefits; amounts paid for independent technical and professional services; and all overhead expenses, including but not limited to space utilization; and
       b. A reasonable return on any investment in assets, equipment, or plant supporting the provision of services ("tangible assets") in the following amounts:

           (i) For services provided by PGE, the return on tangible assets employed, if any, will be no less than the authorized rate of return of PGE on its investment serving its electric ratepayers; and
           (ii) For services provided by an affiliate, the return on tangible assets employed, if any, will be no more than the authorized rate of return of PGE on its investment serving its Oregon electric ratepayers.

     Costs shall include both direct and indirect costs of operation. Where a cost incurred by an affiliate is allocable to related and/or unrelated third parties, which include PGE, an allocation of such costs will be used. Exhibit A to this agreement describes the method used for allocating common costs to be used by the affiliate.


                     Master Service Agreement, June 16, 1997              Page 6

5.   Method of Charging for Services

     Once the appropriate cost for a service has been determined in accordance with No. 4 above, a charge will be made between PGE and the affiliate on the basis of either a direct relationship between costs incurred and the entity creating the cost or on the basis of an allocation of common costs when several affiliates are responsible for creating a cost.

     PGE Charges to Affiliates

     PGE will directly assign charges to affiliates for services involving labor provided to affiliates on the basis of the number of hours worked by PGE employees multiplied by the cost rate per hour applicable to those employees. The hourly rate will be adjusted to include all appropriate payroll loadings (for benefits, taxes, etc). In addition, the applicable Administration & General (A&G) loading rate will be applied to derive the fully loaded cost of employee time associated with services provided. Materials, supplies, and other vouchered items will similarly be charged to affiliates on the basis of the full cost of the items supplied. Supporting documentation on the cost of non-labor items will be available to affiliates to substantiate the charges billed. Non-labor costs will not have an A&G loading rate applied.


                     Master Service Agreement, June 16, 1997              Page 7

     Affiliate Charges to PGE

     Affiliates will assign charges to PGE on the basis of direct assignment. Periodically, Enron will review the work functions supplied to affiliates under each of the services described in section 2 above. The review will include a determination of the functions supplied and the relationship between costs incurred (Direct and Allocable) and the entities creating those costs, and establish allocation factors for budgeting and for assigning the allocable costs. Direct assignment costs will be based on actual labor costs plus appropriate payroll loadings and actual non-labor costs. In addition, the applicable Administration & General (A&G) loading rate will be applied to derive the fully loaded cost of employee time associated with services provided. Allocable costs which meet the four-point test described herein will be allocated based on methods described in Exhibit A to this agreement. The four points that allocable costs must meet are: (1) they must be a necessary, just and reasonable regulated utility expense; (2) they must be for functions that PGE would perform as a stand-alone utility; (3) they must not arise from non-regulated activities; and (4) they must not duplicate functions already performed at PGE.

6.   Invoicing

     a. As soon as practicable after the last day of each month, the provider of services will invoice the recipient for services and expenses for the month concluded, computed pursuant to Section 3 above.


                     Master Service Agreement, June 16, 1997              Page 8

     b. All invoice charges will be supported by documentation satisfactory to the recipient. Charges for services will be entered into the accounting records in the month following the period in which services were rendered. However, if the invoice is less than $50,000, charges will not be entered until either (1) total invoices are more than $50,000 or (2) quarterly, whichever comes first.

7.   Billing Disputes

     Disputes on billings for services will be resolved through negotiations between the Controller, Enron Corp., and the Vice President of the department at PGE responsible for providing services or their respective designees.

8.   Books and Records

    a. All transactions made under this agreement will be recorded by PGE in accordance with the uniform system of accounts prescribed by the regulatory authorities having jurisdiction over PGE.

    b. Each party shall have the right at all reasonable times to examine the books and records of the other for the purpose of verifying the cost of the services performed by the other party.


                     Master Service Agreement, June 16, 1997              Page 9

9.   Limitations on Service

     a. PGE shall render diligently and competently all services reasonably requested by affiliates to the extent PGE can make available its resources without detriment to its utility functions.

     b. Affiliates shall render diligently and competently all services reasonably requested by PGE to the extent those affiliates can make available their resources without detriment to its corporate functions, and to the extent that affiliate services to PGE are specified in the attached Addenda to this Master Service Agreement.

     c. PGE and affiliates shall coordinate and administer all services being rendered under this Master Service Agreement in order that such services shall be furnished as efficiently and economically as possible.

     d. Neither PGE nor its affiliates shall have priority over the other in obtaining services under this Master Service Agreement.


                     Master Service Agreement, June 16, 1997             Page 10

10.  Limitation of Authority

     The parties agree that no party shall assume nor create any obligation on behalf of the other party other than such as are specifically provided for herein. Each party reserves to itself the right to make commitments for loans, financing, mortgages, and other commitments necessary and proper for its corporate purposes.

11.  Inspection and Reporting

     a. All relevant books, records, and other data in possession of either of the parties relating to the operations under the administration of this agreement shall at all times, during normal business hours, be made available to any regulatory agency having jurisdiction when engaged in the performance of its lawful functions.

     b. PGE and its affiliates will timely furnish to the other such information with regard to its operations as shall be reasonably required.


                     Master Service Agreement, June 16, 1997             Page 11

12.  Regulatory Jurisdiction

     It is recognized by the parties that PGE is a public utility company subject to regulation and control by various state and federal governmental regulatory agencies. The provisions of this agreement shall be construed in aid of and not in derogation of the lawful control and regulatory power of any such agency.

13.  Damages

     In no event shall a party be liable to another party hereto for any lost or prospective profits or any other special, punitive, exemplary, consequential, incidental or indirect losses or damages (in tort, contract or otherwise) under or in respect of this Master Service Agreement or for any failure of performance related hereto howsoever caused, whether or not arising from the party's sole, joint or concurrent negligence. To the extent any payment required to be made under this Master Service Agreement is agreed by the parties to constitute liquidated damages, the parties acknowledge that the damages are difficult or impossible to determine and that such payment constitutes a reasonable approximation of such damages, and not a penalty.


                     Master Service Agreement, June 16, 1997             Page 12

14.  Governing Law

     This agreement shall be governed by and construed and enforced in accordance with the laws of the State of Oregon.

15.  Waiver

     Any of the terms and conditions of this agreement may be waived at any time and from time to time by the party entitled to the benefit thereof; but a waiver in one instance shall not be deemed to construe a waiver in any other instance. A failure to enforce any provision of this agreement shall not operate as a waiver of such provision or of any other provision hereof.

16.  Assignment

     This agreement shall be binding upon the parties and their representatives but shall not be subject to assignment.


                     Master Service Agreement, June 16, 1997             Page 13

17.  Termination

     PGE and Enron reserves the right at any time upon 30 days' notice to the other to terminate this Master Service Agreement in whole or part. PGE, or any affiliate, reserves the right at any time upon 30 days' notice to the other to terminate such affiliate's addendum to this Master Service Agreement.

18.  Integrated Agreement

     This agreement embodies the entire agreement and understanding between the parties and supersedes all prior agreements between such parties, except for the January 1, 1993 PGE/WTCNW Service Agreement as amended. This agreement may be executed by the parties in separate counterparts, each of which when executed and delivered shall be an original, but which together shall constitute but one and the same agreement.

    Date as of _________________________.



    by                                             by

    Portland General Electric Company        Enron Corp.



                     Master Service Agreement, June 16, 1997             Page 14

                                    Exhibit A

                       Enron Charges - Allocation Methods

A. Methodology
Three different methods are used to allocate indirect costs:
    1. Direct Usage - One criterion: Enron direct labor charges to subsidiaries.
    2. Modified Massachusetts Formula - Three criteria, equally weighted: subsidiary payrolls, subsidiary revenues, and subsidiary assets.
    3. Percent of Total Headcount - One criterion: subsidiary headcount.

B. Allocation by Type of Cost

These allocation methods are for Enron allocable pool costs not including direct and non-allocable costs. Thus, all Enron costs directly associated with PGE or other Enron subsidiaries have been removed from the pool. All remaining costs are incurred because the work benefits all subsidiaries. The table below associates the allocable cost (department) with the relevant methodology (charge basis).


               PGE/Affiliates Master Service Agreement - Exhibit A      Page A-1

----------------------------------------------------------------------------------------------------------------------
    CO.      COST CENTER NAME/DESCRIPTION                   MSA RC #            Assessment/Allocation Method
----------------------------------------------------------------------------------------------------------------------
COST CENTERS BILLED ON ACTUALS
----------------------------------------------------------------------------------------------------------------------
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Legal - Litigations                             0854     Usage
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Management Conference                           1274     % of Attendees
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      United Way Campaign                             1283     Actuals, Estimate on 1999 Co Matching
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      International Benefits                          1348     % of International Headcount
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Savings Plan                                    1641     Included in benefits rate
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Restricted Stock                                2314     Grant Elections
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      EE Life, AD&D                                   2323     Included in benefits rate
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Long Term Disability                            2324     Included in benefits rate
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Active Medical/Dental                           2337     Included in benefits rate
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Matching Gifts                                  2400     Matching gifts
------------ --------------------------------------------- ---------- ------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
EIS CHARGES (CO 0011)
----------------------------------------------------------------------------------------------------------------------
   0011      IT - Corporate Executive                        0117     % of service costs
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      EDS Corp Support Costs                          0118     Retained At Corp
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      IT Information Services                         1122     Usage (phone lines, etc.
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      IT Communications & Market Data                 2472     Usage
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      IT Infrastructure & Integration                 2473     Usage
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      IT Corporate Applications Development           2470     Usage
----------------------------------------------------------------------------------------------------------------------
EPSC CHARGES (CO 0901)
----------------------------------------------------------------------------------------------------------------------
   0901      Vacant Space                                    1270     MMF
------------ --------------------------------------------- ---------- ------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
COST CENTERS ASSESSED ON PLAN
----------------------------------------------------------------------------------------------------------------------

------------ --------------------------------------------- ---------- ------------------------------------------------
   0001      Benefits & Compensation                         0208     % of Headcount
------------ --------------------------------------------- ---------- ------------------------------------------------
   0001      EMI Billing R/C (ECM)                           1401     Retained At EMI
------------ --------------------------------------------- ---------- ------------------------------------------------
   0001      Deferral Plans                                  2310     Retained At Corp
------------ --------------------------------------------- ---------- ------------------------------------------------

------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Long Term Incentive                             0028     Grant Elections
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Drug/Alcohol Testing                            0071     % of New Hires, Random
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Executive Consultants                           0089     Retained At Corp
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Corp Accounting, Planning, & Reporting          0138     MMF
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      HR Support Services                             0246     % of Headcount
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      RAC - Engineering Group                         0258     Anticipated Resources
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Sr. VP - Chief Accounting Officer               0303     MMF
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      President and COO                               0304     MMF
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Vice Chairman                                   0306     MMF
------------ --------------------------------------------- ---------- ------------------------------------------------



               PGE/Affiliates Master Service Agreement - Exhibit A      Page A-2



----------------------------------------------------------------------------------------------------------------------
    CO.      COST CENTER NAME/DESCRIPTION                   MSA RC #            Assessment/Allocation Method
----------------------------------------------------------------------------------------------------------------------
   0011      Community Relations                             0307     MMF
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Executive Reception                             0308     MMF
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Political Action Committee                      0309     MMF
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Diversity                                       0315     MMF
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Investor Relations                              0405     MMF
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      State Tax Group                                 0441     State tax returns, anticipated resources
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Vice President - Tax                            0445     Anticipated Resources/MMF
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Corporate Development                           0460     Retained at Corp
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Ad Valorem Tax                                  0564     Properties, Tax, & MMF
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Corporate Secretary                             0610     Anticipated Resources/Company Numbers
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      MLP Services                                    0611     MMF/MLP Direct
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Credit Union                                    0627     Retained At Corp
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      H.R.I.S.                                        0632     % of Headcount
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Health Center                                   0647     % of DT Headcount
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Intellectual Capital                            0658     Historical data & transaction count
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Risk Mgmt - Research Group                      0826     Historical data, groups supported
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Corporate Legal                                 0860     Anticipated Resources
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Environmental Legal                             0861     Anticipated Resources
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Federal Government Affairs                      0866     Anticipated Resources
------------- --------------------------------------------- ---------- ------------------------------------------------
   0011      Chairman and CEO                                0890     MMF
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Tax - Analyst/Intern Recruiting                 1987     Resources & Assignment
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Public Relations - Advertising                  1109     Retained At Corp
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      VP - HR Administration                          1121     % of Headcount
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      RAC - Global Credit Group                       1128     Anticipated Resources
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      RAC - Due Diligence/Asset Management            1129     Anticipated Resources
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      RAC - Risk Analytics                            1130     Anticipated Resources
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      RAC Underwriting                                1131     Anticipated Resources
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Community Relations Programs                    1140     % of DT Headcount
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Staffing                                        1150     Anticipated Resources
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Federal Regulatory Affairs                      1261     Anticipated Resources
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Env. & Intl Govt Affairs                        1262     Anticipated Resources
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Sr. VP - Governmental Affairs                   1263     Retained At Corp
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Electricity Regulatory Affairs                  1264     Anticipated Resources
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Houston Children's Chorus                       1272     MMF
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      RAC Risk Management Control                     1281     Historical data, groups supported
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Community Relations - Employee Events           1284     % of DT Headcount
------------ --------------------------------------------- ---------- ------------------------------------------------


               PGE/Affiliates Master Service Agreement - Exhibit A      Page A-3



----------------------------------------------------------------------------------------------------------------------
    CO.      COST CENTER NAME/DESCRIPTION                   MSA RC #            Assessment/Allocation Method
----------------------------------------------------------------------------------------------------------------------
   0011      Asset Operations                                0000     Direct support
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      State Govt Affairs - TX, OK, AR, LA             1341     Anticipated Resources
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Public Relations - Astros                       1342     Agreed by Executive Com
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Best Buddies                                    1350     MMF
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Organization Planning & Performance             1353     MMF
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      EMS Analysts Recruiting                         1356     MMF/Prostaff Usage
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      SAP Implementation (Project Apollo)             1358     Retained at Corp
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Corp Billing R/C (EOC/MSA & ECM)                1400     MMF & Retained At Corp
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      State Govt Affairs - California/West            1657     Anticipated Resources
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      State Govt Affairs - Canada                     1658     Anticipated Resources
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      State Govt Affairs - Mid Atl/NY/NE              1659     Anticipated Resources
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      State Govt Affairs - Midwest/Great Lakes        1660     Anticipated Resources
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Corp IT Compliance & Systems Risk Mgmt          1947     Retained At Corp
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Labor Relations Risk Management                 1949     Anticipated Resources
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Risk Management - Executive                     0000     Usage
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Gov't Affairs - Mexico                          1959     Anticipated Resources
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Public Relations - Internet Marketing           1986     MMF
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      IT - Technology Training                        0000     Historical Usage
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      American Indian Affairs - Gov't Affairs         1989     Retained At Corp
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Other G&A costs                                 2002     MMF
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      State Gov't/Fed Reg Env/ Implementation         0000     Anticipated Resources
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Wind Down - Omaha                               2231     Retained At Corp
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Fair Employment Practices                       2242     % of Headcount
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      1992 Deferral Plan                              2309     Retained At Corp
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      NQ Stock Plan                                   2315     Awards grants
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Annual Incentive                                2316     Estimated payments/MMF (corp only)
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Executive Perqs                                 2317     MMF
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Employee Performance Award                      2318     MMF
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      1994 Deferral Plan                              2319     Retained At Corp
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      All Employee Stock Option Plan                  2320     5% of est. payroll
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Cash Balance/SERP                               2321     Included in benefits rate
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      ESOP/Savings Plan Admin Fees                    2326     Included in benefits rate
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Inactive Medical FAS 106                        2335     Included in benefits rate
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Flex Admin/BTA                                  2338     Included in benefits rate
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Executive Supplemental/COLI                     2339     Retained At Corp
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Professional Accounting Fees                    2349     Contract Specific & MMF
------------ --------------------------------------------- ---------- ------------------------------------------------


               PGE/Affiliates Master Service Agreement - Exhibit A      Page A-4



----------------------------------------------------------------------------------------------------------------------
    CO.      COST CENTER NAME/DESCRIPTION                   MSA RC #            Assessment/Allocation Method
----------------------------------------------------------------------------------------------------------------------
   0011      ASO Charges                                     2356     Included in benefits rate
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Teach For America                               2361     MMF
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Contributions, Tables, Multi-Years              2381     Retained At Corp
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Corporate Memberships                           2396     MMF
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Public Relations - Employee Comm.               2397     % of Total Employees
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Public Relations - Annual Report                2398     MMF
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Public Relations - Corp Communications          2399     MMF
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Legal Library                                   2416     % DT Attorneys
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Executive Board Meeting Exp                     2418     MMF
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Body Shop/Wellness                              2454     % of DT Headcount
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Employee Recreation                             2460     % of DT Headcount
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Fuji Lease                                      3333     Based on Sys depreciation before lease - BU
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      International Graphics                          0000     Direct Usage
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Intl PR, Marketing, & Communications            0000     Direct Usage
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Conventions/Inauguration                        0000     Retained At Corp
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Corporate Aircraft Usage                        2001     MMF
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Support Services (Co 423 Charges)               0281     MMF
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      SAP COE Control Group                           2468     Determined by the Steering Com
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      HR & Community Relations - Executive            1133     MMF
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Accounts Payable - MSA/SAP                      0000     Line Count
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Environment                                     0000     Anticipated Resources
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Environment Policy & Compliance                 0000     Retained At Corp
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      EARN Risk Management                            0000     Anticipated Resources
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      EARN Executive                                  0000     Retained At Corp
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Accounts Payable - SUN System                   0000     Direct support for EI only
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Vision & Values Task Force                      0000     MMF
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      International Government Affairs                0000     Usage
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      International Regulatory Affairs                0000     Usage
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      International Project Finance                   0000     Usage
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Strategic Initiatives                           1149     MMF
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      SAP HR Project                                  2235     Retained At Corp
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      MS Analysts Program                             2238     Retained At Corp
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      EARN Origination                                0000     Retained At Corp
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      MD Recruiting & Resource Mgmt                   0000     Retained At Corp
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Enron Technology Executive                      2541     Retained At Corp
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Asset Ops - Development Support                 0000     Direct Usage
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Asset Ops - Construction Support                0000     Direct Usage
------------ --------------------------------------------- ---------- ------------------------------------------------


               PGE/Affiliates Master Service Agreement - Exhibit A      Page A-5



----------------------------------------------------------------------------------------------------------------------
    CO.      COST CENTER NAME/DESCRIPTION                   MSA RC #            Assessment/Allocation Method
----------------------------------------------------------------------------------------------------------------------
   0011      Asset Ops - EHS                                 0000     Direct Usage
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Asset Ops - Quality Management                  0000     Direct Usage
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Asset Ops - Operations Support                  0000     Direct Usage
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Insurance Premiums                              0000     Past Usage
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Sales & Use Tax                                 0000     Anticipated Resources
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Vice-Chairman (Sutton)                          2542     MMF
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Accounts Payable - Executive                    2543     Prorata to MSA/SAP & Sun support CC's
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      Work Life                                       0000     % of DT Headcount
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      A&A Recruits Expenses                           0000     Allocated based on Analyst & Assoc used
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      A&A Recruiting                                  0000     Allocated based on Analyst & Assoc used
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      A&A Training & Development                      0000     Allocated based on Analyst & Assoc used
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      A&A Operations                                  0000     Allocated based on Analyst & Assoc used
------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      A&A Exec & Strategic Planning & Dev             0000     Allocated based on Analyst & Assoc used
------------ --------------------------------------------- ---------- ------------------------------------------------

------------ --------------------------------------------- ---------- ------------------------------------------------
   0011      SAP Costs Related to Project Apollo             0000     Allocated based on Analyst & Assoc used
------------ --------------------------------------------- ---------- ------------------------------------------------


               PGE/Affiliates Master Service Agreement - Exhibit A      Page A-6

                                   Addendum 1


          A.   List of PGE Affiliates

          B.   List of Enron subsidiaries
               (Included by reference is Enron's SEC filing U3A-2 under the PUHCA of 1935)

                        Addendum 1B - List of Affiliates             Page 1 of 2


The following is a comprehensive list of affiliates with which PGE intends to transact business. Each of these companies will provide services to and/or receive services from PGE in accordance with of the Master Service Agreement or the Addenda thereof:

Addendum   Affiliate                                            Status
--------   ---------                                            ------

  2.  Tule Hub Services Company   (Tule Hub)                    Inactive
  3.  Enron MicroClimates, Inc.                                 Active
  4.  Solutions, Information, Imagination, Integration   (SI3)  Dissolved
  5.  Enron Communications Inc.  (ECI)                          Active
  6.  FirstPoint Connections, Inc. (FPConn)                     Dissolved
  7.  Enron Convergent Systems, Inc. (ECS)                      Dissolved
  8.  World Trade Center Northwest Corporation (WTCNW)          Active
  9.  Portland General Holdings, Inc. (PGH)                     Active
  10. Enron Corp. (ENE)                                         Active
  11. Portland Transition Company, Inc. (PTC)                   Active
  12. FirstPoint Customer Care, Inc. (FPCC)                     Dissolved
  13. FirstPoint Utility Solutions, Inc. (FPUS)                 Renamed; see 16
  14. Enron California, Inc. (ECal)                             Active
  15. EnronNorth America, Inc. (ENA)                            Active
  16. Enron Oregon Services, Inc. (EOS)                         Active
  17. PGE-Enron Foundation (Foundation)                         Active
  18. Columbia Willamette Leasing, Inc. (CWL)                   Merged
  19. Enron International, Inc.                                 Active
  20. Enron Renewable Energy, Inc.                              Active
  21. Enron VenturesCorp.                                       Active
  22. Enron Oregon Marketing, Inc. (EOM)                        Dissolved
  23. Enron Energy Services (EES)                               Active


                     Master Services Agreement - Addendum 1B

                        Addendum 1B - List of Affiliates             Page 2 of 2


  24. Portland General Operations Company, Inc. (PGO)           Inactive
  25. T&D Engineering and Construction (T&DEC)                  Active
  26. Salmon Springs Hospitality Group, Inc. (Salmon Springs)   Active
  27. Portland General Transport Corp. (PGT)                    Inactive
  28. Enron Engineering and Construction Co. (EECC)             Active
  29. Portland Energy Solutions Company, LLC (PES)              Active
  30. Enron Distribution Services Company, LLC (EDS)            Active
  31. 121 SW Salmon Corp. (121 Salmon)                          Active
  32. PGH II, Inc. (PGH II)                                     Active



                     Master Services Agreement - Addendum 1B

                                   Addendum 2


                            Tule Hub Services Company


    (Tule Hub is currently inactive and no services are expected to/from PGE)


          A.   PGE/Tule Hub Services
               (Included as part of theMaster Services Agreement filed with the OPUC on 10-31-96, Docket No. UI-153; Approved by the OPUC, Order No. 97-497)

                                   Addendum 3


                            Enron MicroClimates, Inc.


    (FirstPoint Energy Services, Inc. became Enron MicroClimates on 8-21-98)


          A.   PGE/EMC Services
               (Included as part of the Master Services Agreement filed with the OPUC on 9-12-97, Docket No. UI-163)

                                   Addendum 4


                Solutions, Information, Imagination, Integration


                        (SI3 will be dissolved in 2000)


          A.   PGE/SI3 Services
               (Included as part of the Master Services Agreement filed with the OPUC on 10-31-96, Docket No. UI-153; Approved by the OPUC, Order No. 97-497)

                                   Addendum 5


                           Enron Communications, Inc.


    (FirstPoint Communications, Inc. became Enron Communications on 3-23-98)


          A.   PGE/Enron Communications, Inc. Services
               (Included as part of the Master Services Agreement filed with the OPUC on 9-12-97, Docket No. UI-163)


          B.   PGE/PGH Lease Assignment to ECI
               (filed with OPUC on October 31,1996 - Docket UI-153; Approved by Order No. 97-497)


          C.   PGE Sale of Surplus Meteorological Tower to ECI
               (filed with OPUC on October 31,1996 - Docket UI-153; Approved by Order No. 97-497 )


          D.   PGE/ECI lease for space in Three World Trade Center
               (Included as part of the Master Services Agreement filed with the OPUC on 9-12-97, Docket No. UI-163)


          E. PGE/ECI lease for space at Three World Trade Center (Included as part of the application)


          F.   PGE/ECI lease for space at Beaverton Line Center
               (Included as part of the application)

          G.   PGE/ECI ground lease site descriptions
               (Included as part of the application; becomes part of the ground lease listed as Item B, above)

                           Enron Communications, Inc.                Page 1 of 2




Enron Communications, Inc. (ECI) agrees to become a party to the Master Service Agreement dated June 16, 1997 and receive from PGE the Services described in
Section 1 of the Master Service Agreement at the prices provided in Section 4 of the Master Service Agreement and abide by all the terms and conditions thereof. ECI agrees to offer to PGE the goods and services listed in Table A at the prices listed subject to the terms and conditions in the Master Services Agreement.

                                     TABLE A


                        Description                                       Price Paid by PGE

1. Substation Improvement/Landscaping. This service is     Lower of cost or market, with cost as defined in sections 4
   designed to bring PGE substations up to city/county     and 5 of the Master Service Agreement.
   standards. Tax Services. This service will provide
   tax guidance and consulting through former PGE
   employees that have transferred to ECI.




                     Master Services Agreement - Addendum 5A

                           Enron Communications, Inc.                Page 2 of 2




 Date as of _________________________.




       by

       Enron Communications, Inc.




       _______________________________

       by                                                by

       Portland General Electric Company                    Enron Corp.



                     Master Services Agreement - Addendum 5A

                                   Addendum 6

                          FirstPoint Connections, Inc.


                        (FPConn was dissolved on 6-22-98)

          A.   PGE/FirstPoint Connections, Inc. Services
               (Included as part of the Master Services Agreement filed with the OPUC on 9-12-97, Docket No. UI-163)


          B. PGE Sale of Software License to FirstPoint Connections, Inc. (Filed with OPUC on August 8, 1997 - Docket UI-159; withdrawn, Order No. 98-054).


          C.   PGE/FConn Services Agreement
               (Included as part of theAmendment to the Master Services Agreement filed with the OPUC on 10-10-97, Docket No. UI-163)

                                   Addendum 7


                         Enron Convergent Systems, Inc.


(FirstPoint Convergent Systems, Inc. became Enron Convergent Systems on 8-21-98; ECS was dissolved on 10-19-99)


          A.   PGE/ECS Services
               (Included as part of the Master Services Agreement filed with the OPUC on 9-12-97, Docket No. UI-163)

                                   Addendum 8


                    World Trade Center Northwest Corporation


             (WTCNW is currently not providing any services to PGE)

          A.   PGE/WTCNW Services
               (Included as part of the Master Services Agreement filed with the OPUC on 9-12-97, Docket No. UI-163)


          B.   PGE/WTCNW Service Agreement
               (Filed, OPUC Docket UI-126; approved by Order No. 94-1954)


          C.   PGE/WTC Sublease Agreement
               (Included as part of theAmendment to the Master Services Agreement filed with the OPUC on 6-9-98, Docket No. UI-163)

                                   Addendum 9


                         Portland General Holdings, Inc.


          A.   PGE/PGH Services
               (Included as part of the Master Services Agreement filed with the OPUC on 9-12-97, Docket No. UI-163)

                                   Addendum 10


                                   Enron Corp.


          A.   PGE/Enron Services
               (Included as part of the Master Services Agreement filed with the OPUC on 9-12-97, Docket No. UI-163)

                                   Addendum 11


                        Portland Transition Company, Inc.

          A.   PGE/PTC Services
               (Included as part of the Master Services Agreement filed with the OPUC on 9-12-97, Docket No. UI-163)

                                   Addendum 12

                         FirstPoint Customer Care, Inc.


                         (FPCC was dissolved on 6-22-98)

          A.   PGE/FPCC Services
               (Included as part of the Master Services Agreement filed with the OPUC on 9-12-97, Docket No. UI-163)

                                   Addendum 13


                       FirstPoint Utility Solutions, Inc.


(FirstPoint Utility Solutions, Inc. became FirstPoint, Inc. on 4-14-97; see Addendum 16)


          A.   PGE/FPUS Services
               (Included as part of the application in Addendum 16)


          B. Transfer of Measure, Bill, Collect, Respond (MBCR) function from PGE to FPUS
               (filed with the OPUC on September 5, 1997, Docket UI-162; Withdrawn, OPUC Order No. 98-183)


          C.   PGE/FPUS Consulting Agreement
               (Included as part of the Amendment to the Master Services Agreement filed with the OPUC on 6-9-98, Docket No. UI-163)

                                   Addendum 14


                             Enron California, Inc.


        (FirstPoint California, Inc. became Enron California on 8-21-98)

          A.   PGE/ECal
               (Included as part of the Master Services Agreement filed with the OPUC on 9-12-97, Docket No. UI-163)

                                   Addendum 15

                            EnronNorth America Corp.

  (Enron Capital & Trade Resources, Inc. became Enron North America on 9-1-99)

          A.   PGE/ENA Services
               (Included as part of the Master Services Agreement filed with the OPUC on 9-12-97, Docket No. UI-163)

          B. PGE transfer of WSA/WAPA contract to Enron Power Marketing, Inc., a subsidiary of Enron North America
               (filed with the OPUC on August 29, 1997, Docket UI-161; approved by Order No. 97-391) (Termination of WSA, Settlement Exchange Agreement, BPA Contract DE-MS79-85BP92187; The WSA/WAPA contracts are subject to FERC jurisdiction per Order No. 888 and 889)

          C.   PGE/ENA Network Switch Exchange (sale and purchase)
               (Filed with the OPUC on May 22, 1998, Docket UI-171; approved by Order No. 98-488)


          D.   PGE/ENA Brokerage Services Agreement
               (Filed with the OPUC on September 8, 1998 - No Brokerage Services are Currently Being Performed for ENA by PGE)


          E. PGE/ENA Sublease Agreement for Space in the World Trade Center (Included as part of the application)

                                   Addendum 16


                           Enron Oregon Services, Inc.


(FirstPoint Utility Solutions, Inc. became FirstPoint, Inc. on 4-14-97; FirstPoint, Inc. became Enron Oregon Services on 8-20-98; no services are currently being performed by or for PGE)

          A.   PGE/EOS Services
               (Note: No services between PGE and EOS)

          B.   Sale of Earth Smart brand to EOS
               (filed with the OPUC on July 25,1997, Docket No. UI-155; Approved by the OPUC, Order No. 97-369)

          C. PGE/EOS contract for consulting services in connection with several DSM projects
               (Included as part of the Amendment to the Master Services Agreement filed with the OPUC on 6-9-98, Docket No. UI-163)

                                   Addendum 17

                              PGE-Enron Foundation


          A.   PGE/PGE-Enron Foundation Services
               (Included as part of the Master Services Agreement filed with the OPUC on 9-12-97, Docket No. UI-163)

                                   Addendum 18


                        Columbia Willamette Leasing, Inc.

(CWL merged with and into Portland General Holdings, Inc., the survivor, on 9-4-98)

          A.   PGE/CWL Services
               (Included as part of the Master Services Agreement filed with the OPUC on 9-12-97, Docket No. UI-163)

                                   Addendum 19


                            Enron International, Inc.

          A.   PGE/Enron International Services
               (Included as part of the Master Services Agreement filed with the OPUC on 9-12-97, Docket No. UI-163)

                                   Addendum 20


                          Enron Renewable Energy, Inc.


          A.   PGE/Enron Renewable Energy Services
               (Included as part of the Master Services Agreement filed with the OPUC on 9-12-97, Docket No. UI-163)

                                   Addendum 21


                              Enron Ventures, Corp.


          A.   PGE/Enron Ventures Services
               (Included as part of the Master Services Agreement filed with the OPUC on 9-12-97, Docket No. UI-163)

                                   Addendum 22


                          Enron Oregon Marketing, Inc.


(FirstPoint Power Marketing, Inc became Enron Oregon Marketing on 8-21-98; EOM was dissolved on 10-19-99)


          A.   PGE/EOM Services
               (Included as part of the Master Services Agreement filed with the OPUC on 9-12-97, Docket No. UI-163)

                                   Addendum 23


                           Enron Energy Services, Inc.


    (No affiliate services are currently being provided between PGE and EES)

          A.   PGE/EES Services
               (Included as part of the Master Services Agreement filed with the OPUC on 9-12-97, Docket No. UI-163)

                                   Addendum 24


                    Portland General Operations Company, Inc.


  (PGO is currently inactive and no services are being provided by or for PGE)


          A.   PGE/PGO Services
               (included as part of the Amendment to the Master Services Agreement filed with the OPUC on 6-9-98, Docket No. UI-163)

                                   Addendum 25


T&D Engineering and Construction - a division of Enron Engineering & Construction Company


            (No services are currently being performed by or for PGE)

          A.   PGE/T&DEC
               (included as part of the Amendment to the Master Services Agreement filed with the OPUC on 6-9-98, Docket No. UI-163)

          B.   PGE/T&DEC Contracts & Purchase Orders
               (included as part of the Amendment to the Master Services Agreement filed with the OPUC on 6-9-98, Docket No. UI-163)

                                   Addendum 26


                     Salmon Springs Hospitality Group, Inc.


          A.   PGE/Salmon Springs Services
               (included as part of the Amendment to the Master Services Agreement filed with the OPUC on 6-9-98, Docket No. UI-163)


          B.   PGE/Salmon Springs Agreement for Catering Services
               (included as part of the Amendment to the Master Services Agreement filed with the OPUC on 6-9-98, Docket No. UI-163)

                                   Addendum 27


                        Portland General Transport Corp.


                           (PGT is currently inactive)


          A.   PGE/PGT Services
               (No Services between PGE and PGT)


          B. PGE release (and potential repurchase) of interstate pipeline capacity to PGT
               (Filed February 2, 1999; UI-175, UM-814, UP-156; Approved by the OPUC, Order No. 99-543)

                                   Addendum 28


                     Enron Engineering and Construction Co.

          A.   PGE/EECC Services
               (No Services between PGE and EECC)


          B. PGE assignment of certain benefits under the Westinghouse Settlement Agreement to EECC
               (Filed February 17, 1999; UI-176,UP-157, UE-102; Approved by Order Nos. 99-258 and 99-281)

                                   Addendum 29


                     Portland Energy Solutions Company, LLC


          A.   PGE/PES Services
               (included as part of the application)

                     Portland Energy Solutions Company, LLC          Page 1 of 1

Portland Energy Solutions Company, LLC (PES) agrees to become a party to the Master Service Agreement dated June 16, 1997 and receive from PGE the Services described in Section 1 of the Master Service Agreement at the prices provided in
Section 4 of the Master Service Agreement and abide by all the terms and conditions thereof.


Date as of _________________________.




       by

       Portland Energy Solutions Company, LLC




       by                                                 by

       Portland General Electric                          Enron Corp.



                     Master Service Agreement - Addendum 29A

                                   Addendum 30


                    Enron Distribution Services Company, LLC


          A.   PGE/EDS Services
               (included as part of the application)

                    Enron Distribution Services Company, LLC         Page 1 of 1


Enron Distribution Services Company, LLC (EDS) agrees to become a party to the Master Service Agreement dated June 16, 1997 and receive from PGE the Services described in Section 1 of the Master Service Agreement at the prices provided in
Section 4 of the Master Service Agreement and abide by all the terms and conditions thereof.


Date as of _________________________.




       by

       Enron Distribution Services Company, LLC



       ________________________________

       by                                                 by

        Portland General Electric                         Enron Corp.



                     Master Service Agreement - Addendum 30A

                                   Addendum 31


                               121 SW Salmon Corp.


          A.   PGE/121 Salmon Services
               (No services between PGE and 121 Salmon)


          B.   PGE/121 Salmon sublease of World Trade Center
               (Amended sublease application filed with the OPUC on 12-19-97, UI-169; approved by OPUC Order No. 98-193)

                                   Addendum 32


                                  PGH II, Inc.


          A.   PGE/PGH II Services
               (included as part of the application)

                                  PGH II, Inc.                       Page 1 of 2


PGH II, Inc. (PGH II) agrees to become a party to the Master Service Agreement dated June 16, 1997 and receive from PGE the Services described in Section 1 of the Master Service Agreement dated at the prices provided in Section 4 of the Master Service Agreement and abide by all the terms and conditions thereof. PGH II agrees to offer to PGE the goods and services listed in Table A at the prices listed subject to the terms and conditions in the Master Services Agreement.


                                     TABLE A


                        Description                                                     Price Paid by PGE

1. Executive Oversight. This service includes the provision     Cost, as defined in sections 4 and 5 of the Master Service
   of managerial oversight, and strategic planning.             Agreement.
   These services were previously supplied by PGC.

2. General Governance. This service includes managerial         Cost, as defined in sections 4 and 5 of the Master Service
   guidance by non-executives. This service was                 Agreement.
   previously supplied by PGC.

3. Legal Services. This service includes legal support for      Cost, as defined in sections 4 and 5 of the Master Services
   various proceedings and activities at PGE. These             Agreement.
   services were previously supplied by PGC.



                     Master Service Agreement - Addendum 32A

                                  PGH II, Inc.                       Page 1 of 2



 Date as of _________________________.




       by

       PGH II, Inc.



       ________________________________

       by                                                 by

        Portland General Electric                         Enron Corp.





                     Master Service Agreement - Addendum 32A

                                  Attachment 2


                   Health Benefits Paid to Enron as of 1-1-00


                                 [table omitted]

                                  Attachment 3


                        Additional Leases with Affiliates


  [Lease between Portland General Electric Company, as landlord and Enron North

           America Corp., as tenant, as of November 1, 1999 - omitted.

      License Agreement between Portland General Electric Company and Enron

          Communications, Inc., dated as of August 20, 1999 - omitted.

  Ground Lease and Easement between Portland General Electric Company and Enron

        Communications, Inc., dated as of November 1, 1999 - omitted. ]